Exhibit 99.1

IronNet Cybersecurity, the leader in Collective Defense and Network Detection and Response (NDR), to be listed on NYSE through a merger with LGL Systems Acquisition Corp.

●	IronNet is transforming cybersecurity through Collective Defense, a differentiated platform that uses AI-driven behavioral analytics to detect new, non-signature-based cyberattacks, such as SolarWinds/SUNBURST.

●	IronNet’s unique cloud-based, scalable solution, IronDome, analyzes threat detections across companies within an industrial sector to identify broad attack patterns and provides anonymized intelligence back to all customers in real time.

●	This transaction is expected to drive further market adoption of IronNet’s Collective Defense Platform in a growing $25B security segment and accelerate its innovation-pipeline of additional offerings.

●	Pro Forma enterprise value of the combined company following the merger is expected to be $927 million, implying a $1.2 billion pro forma equity value.

●	Transaction includes a $125 million fully-committed common stock PIPE at $10.00 per share anchored by one of the world’s largest institutional investors with participation from Emles Advisors, Weiss Asset Management, and The Phoenix Insurance Company. Existing IronNet investors Bridgewater Associates, ForgePoint Capital, and Kleiner Perkins will be joined by the LGL sponsor group to also invest in the PIPE, enhancing their long-term commitment to IronNet.

MCLEAN, VA and RENO, NV, March 15, 2021 /PRNewswire/ -- IronNet Cybersecurity, Inc. (“IronNet”), an innovative leader transforming cybersecurity through Collective Defense, announced today that it has signed a definitive business combination agreement with LGL Systems Acquisition Corp. (NYSE: DFNS), a special purpose acquisition company formed to help advance domestic and international defense. The transaction will allow IronNet to accelerate its growth trajectory in the rapidly growing cybersecurity market and to capitalize on strong demand for new and more effective ways to defend against growing cyber threats. Upon close of the transaction, the combined company will be renamed “IronNet Cybersecurity, Inc.” and will be listed on the New York Stock Exchange and trade under the ticker symbol “IRNT.”

IronNet merges industry-leading cybersecurity products with expert service to create a platform designed to deliver the most advanced, real-time cyber defense globally, protecting both private and public sectors. Bringing together some of the best minds in cybersecurity from industry, government and academia, IronNet was created to more effectively defend enterprises, sectors and nations against highly organized cyber adversaries and increasingly sophisticated attacks that traditional security tools are challenged to detect. IronNet’s Collective Defense platform, which features proprietary and patented technology, detects cyber anomalies and shares anonymized threat data in real time within a secure ecosystem. This provides all Collective Defense members with a previously unachievable level of visibility into potential incoming threats.

“Today marks an important milestone as we work to advance IronNet’s ability to defend enterprises, sectors and nations against highly organized cyber adversaries and increasingly sophisticated attacks. We face the beginning of a digital arms race in which adversaries are using cybersecurity attacks as a tool to wreak havoc, including destruction, intelligence-gathering, and extortion – ultimately presenting an existential economic threat to the public and private sectors. Compounding this problem, organizations frequently must defend themselves, often with limited resources, against well-funded nation state groups who plan, code and attack in teams over long periods of time,” said GEN (Ret) Keith Alexander, Chairman of the Board, Founder and Co-CEO of IronNet.

“Cybersecurity attacks are increasing in volume and are costing global industries billions of dollars annually, as evidenced by the recent global attacks via SolarWinds and Microsoft software. Sophisticated threat actors routinely target private companies’ networks with increasingly swift and complex tactics. Supply chain and zero-day exploits are now part of the everyday business lexicon, and ransomware attacks are targeting life safety critical infrastructure. We believe we can solve that problem with a differentiated solution that leverages AI-driven behavioral analytics to detect attacks and shares that threat data among our customers in real time so they can take action more quickly,” added William Welch, Co-CEO of IronNet.

“IronNet is unparalleled in its approach to cybersecurity, providing best in class technology applications, critical data, and an experienced management team,” said Robert LaPenta, Co- CEO of LGL Systems Acquisition Corp. “As it stands today, current methods of cyber information sharing, analysis, and collective action are simply too manual and too slow to be effective. Our LGL team is very excited to partner with General (Ret.) Alexander, the longest-serving head of the NSA and founder of US Cyber Command, in helping steward his corporate vision to the New York Stock Exchange. We believe this merger will make a real difference in helping IronNet protect our fellow citizens from accelerating aggression by an invisible enemy intent on hurting our well-being.”

IronNet’s Collective Defense Platform consists of IronDefense and IronDome. IronDefense is an advanced Network Detection and Response (NDR) solution that provides behavior-based and AI-driven analytics at the network level to detect anomalous activity at individual enterprises and prioritize the highest threats in a company’s network. The IronDome solution then provides a crowdsource-like environment in which the IronDefense findings from an individual company are automatically and anonymously shared at machine network speed and cloud scale within the group of related entities (portfolio companies, supply chains, industries, or nations) for correlation and further analysis. This real-time visibility to the threat landscape delivers timely, actionable, and contextual insights to the attacks targeting an enterprise and provides early warning to all members.

In addition, IronNet’s professional cybersecurity services, are led by security professionals and threat researchers who have real-world experience with nation-state cyber operations. These customer engagements deliver end-to-end security posture evaluations that enable a customer’s security team to exercise their processes and technologies against a sophisticated but benign adversary, identify new and novel threats in their networks, and discover potential gaps.

IronNet believes that Collective Defense is the future of cybersecurity and takes threat intelligence sharing to an operational level. This one-of-a-kind platform represents a radically different approach to cybersecurity, designed to break down the silos that have made organizations around the world vulnerable to destructive cyberattacks.

Transaction Overview

LGL Systems Acquisition Corp., which currently holds approximately $173 million cash in trust, will combine with IronNet at an estimated pro forma total enterprise value of $927 million. Assuming no redemptions by LGL’s existing public stockholders, IronNet’s existing stockholders will hold approximately 72% of the fully diluted shares of common stock in the combined company, IronNet Cybersecurity, immediately following the closing of the business combination.

The combined company expects to receive approximately $267 million in net proceeds, assuming no redemptions by LGL’s existing public stockholders, including proceeds from a $125 million PIPE transaction. Cash proceeds are expected to be used to accelerate IronNet’s revenue growth, to expand its product portfolio, and for working capital to fund increasing demand.

The transaction has been unanimously approved by the board of directors of both LGL and IronNet, and is subject to the satisfaction of customary closing conditions, including the approval of both parties’ stockholders, expiration of Hart-Scott-Rodino waiting periods and the effectiveness of LGL’s registration statement with the Securities and Exchange Commission (SEC). The transaction is expected to close in the third quarter of 2021.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K and in LGL’s registration statement on form S-4, which will include a document that serves as a prospectus and proxy statement of LGL, referred to as a proxy statement/prospectus, each of which will be filed by LGL with SEC and available at www.sec.gov.

Advisors

Guggenheim Securities, LLC is acting as exclusive financial advisor and capital markets advisor to IronNet. Barclays is acting as exclusive financial advisor to LGL. Barclays, BTIG, LLC, Jefferies LLC and Needham & Company, LLC are acting as placement agents and capital markets advisors to LGL. Cooley LLP is acting as legal counsel to IronNet. Paul Hastings LLP is acting as legal counsel to LGL. Sidley Austin LLP is acting as legal counsel to the placement agents.

Investor Call / Management Presentation

A presentation made by the management team of both IronNet and LGL regarding the transaction will be available today starting at 7:00 AM EST on the website of LGL. To access the conference call, please visit www.dfns.ai or dial 1-844-512-2921 (international 1-412-317-6671) and enter password 1143965. LGL will also file the presentation with the SEC in a Current Report on Form 8-K, which will be accessible at www.sec.gov.

About IronNet

Founded in 2014 by GEN (Ret.) Keith Alexander, IronNet Cybersecurity is a global cybersecurity leader that is revolutionizing how organizations secure their networks by delivering the first-ever Collective Defense platform operating at scale. Employing a number of former NSA cybersecurity operators with offensive and defensive cyber experience, IronNet integrates deep tradecraft knowledge into its industry-leading products to solve the most challenging cyber problems facing the world today.

About LGL Systems Acquisition Corp.

LGL Systems Acquisition Corp. is a blank check company formed for the purpose of effecting a merger with a target business in the cybersecurity, C4ISR, data processing, and/or analytics sectors, with a broad range of applications across the aerospace, defense, and communication end markets.

Important Information About the Proposed Business Combination and Where to Find It

This press release relates to a proposed transaction between LGL and IronNet. In connection with the proposed transaction, LGL intends to file a registration statement on Form S-4 with the SEC, which will also include a document that serves as a prospectus and proxy statement of LGL, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all LGL shareholders. LGL will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of LGL are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by LGL through the website maintained by the SEC at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

LGL and IronNet and their respective directors and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of LGL’s stockholders in connection with the proposed transaction. LGL’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of LGL in its Annual Report on Form 10-K for the year ended December 31, 2020, which has been filed with the SEC. Additional information will be available in the definitive proxy statement/prospectus when it becomes available.

Forward-Looking Statements

This press release includes “forward-looking statements” in the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. LGL’s and IronNet’s actual results may differ from their expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, LGL and IronNet’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside LGL’s and IronNet’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any event, change, or other circumstances that could give rise to the termination of the agreement; the outcome of any legal proceedings that may be instituted against LGL and IronNet following the announcement of the agreement and the transactions contemplated therein; the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of LGL and IronNet, certain regulatory approvals, or satisfy other conditions to closing in the agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the agreement or could otherwise cause the transaction to fail to close; the impact of COVID-19 on IronNet’s business and/or the ability of the parties to complete the proposed business combination; the inability to obtain or maintain the listing of the combined company’s shares on the NYSE following the proposed business combination; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of IronNet to grow and manage growth profitably and retain its key employees; costs related to the proposed business combination; changes in applicable laws or regulations; the ability of the combined company to raise financing in the future; the success, cost and timing of IronNet’s and the combined company’s product development activities; the potential attributes and benefits of IronNet’s and the combined company’s products and services; IronNet’s and the combined company’s ability to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; IronNet’s and the combined company’s ability to identify, in-license or acquire additional technology; IronNet’s and the combined company’s ability to maintain IronNet’s existing license, OEM, and other application development agreements; IronNet’s and the combined company’s ability to compete with other companies currently marketing or engaged in the development of NDR or other cybersecurity software and services offerings; the size and growth potential of the markets for IronNet’s and the combined company’s products and services, and each of their ability to serve on those markets, either alone or in partnership with others; IronNet’s and the combined company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; IronNet’s and the combined company’s financial performance; and other risks and uncertainties indicated from time to time in the final prospectus of LGL for its initial public offering and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in LGL’s other filings with the SEC. LGL and IronNet caution that the foregoing list of factors is not exclusive. LGL and IronNet caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. LGL and IronNet do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For IronNet:

Investor Contacts:
Michael Bowen and Ryan Gardella

IronNetIR@icrinc.com

Media Contacts:

Phil Denning and Dan McDermott

IronNetPR@icrinc.com

For LGL:

Info@dfns.ai